UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZUMZ	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Reference is made to a Credit Agreement (the “Credit Agreement”) dated as of December 20, 2024, by and among Zumiez Inc. (the “Registrant”) together with its subsidiaries Zumiez Europe Holding GmbH (“ZEH”) and Blue Tomato GmbH (“BT” and together with the Registrant and ZEH, collectively, the “Borrowers”) entered into with PNC Bank, National Association (the “Bank”) dated as of December 20, 2024. The Credit Agreement provides for a revolving credit facility of up to $25 million (the “Credit Facility”) and is available for general corporate purposes. The Credit Facility is secured by cash and marketable securities that are in an account held and monitored by the Bank and was scheduled to mature on December 20, 2025. A summary of the Credit Agreement is set forth on the current report on Form 8-K filed by the Registrant on December 23, 2024 and a copy of the Credit Agreement was attached thereto.

On December 17, 2025, the Borrowers, along with newly added borrowers, Zumiez Services Inc. (“Zumiez Services”) and Zumiez Canada Holdings Inc. (“Zumiez Canada”) entered into an amendment to the Credit Agreement with the Bank in the form of an Amendment to Loan Documents (the “Amendment”) to extend the term of the Credit Facility to December 23, 2027.

A copy of the Amendment is attached to this current report on Form 8-K as Exhibit 10.38. The preceding summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

10.38	Amendment to Loan Documents dated effective as of December 17, 2025 by and among Zumiez Inc., Zumiez Europe Holding GmbH, Blue Tomato GmbH, Zumiez Services Inc., Zumiez Canada Holdings Inc. and PNC Bank, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: December 22, 2025	By:	/s/ Chris K. Visser
Chris K. Visser
Chief Legal Officer & Secretary